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                                                                      Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------
                                                                              State or Jurisdiction
                     Subsidiary                                                  of Incorporation
                     ----------                                               ---------------------
Roadway Express, Inc.                                                                Delaware
         Roadway Express International, Inc.                                         Delaware
         TNL-Roadway S.A. de C.V.                                                    Mexico
         Roadway Express, B.V.                                                       Netherlands
         Roadway Express (Canada), Inc.                                              Alberta
         Roadway Managed Return Services, Inc.                                       Ohio
         Transcontinental Lease S.A. de C.V.                                         Mexico

Roadway Package System, Inc.                                                         Delaware
         Roadway Package System, Ltd.                                                Canada
         Roadway Package System S.A. de C.V.                                         Mexico
         Roadway Telemarketing, Inc.                                                 Delaware

Roadway Global Air, Inc.                                                             Delaware
         Roadway Global Air International, Inc.                                      Delaware
         Roadway Global Air, S.N.C.                                                  France
         Roadway Global Air, Ltd.                                                    Hong Kong
         Roadway Global Air, S.r.l.                                                  Italy
         Roadway Global Air, S.L.                                                    Spain

Roadway Regional Group, Inc.                                                         California
         Viking Freight System, Inc.                                                 California
         Spartan Express, Inc.                                                       South Carolina
         Coles Express, Inc.                                                         Delaware
         Central Freight Lines Inc.                                                  Texas

Roadway Logistics Systems, Inc.                                                      Ohio
         ROLS Dedicated Transportation, Inc.                                         Delaware
         MediQuik Express, Inc.                                                      Ohio
         Pivot Systems, Inc.                                                         Delaware
         ROLS Marketing Services, Inc.                                               Delaware
         Warehouse Services, Inc.                                                    Delaware
         Roadway Logistics Systems (Canada), Ltd.                                    Ontario

Roberts Transportation Services, Inc.                                                Ohio
         Roberts Express, Inc.                                                       Ohio
                Roberts Express, B.V.                                                Netherlands
                Roberts Express SARL                                                 France
                Roberts Express GmbH                                                 Germany
         North Coast Express, Inc.                                                   Ohio
         Roberts Air Freight, Inc.                                                   Ohio
         AutoQuik, Inc.                                                              Delaware

Roadway Information Technology, Inc.                                                 Ohio

Carrier Supplies, Inc.                                                               Ohio

Roadway Tire Company                                                                 Ohio

Services Development Corporation                                                     Delaware

Circle Investment Co.                                                                Delaware
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                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

                                                                              State or Jurisdiction
                     Subsidiary                                                  of Incorporation
                     ----------                                               ---------------------
Triangle Investment Co.                                                              Delaware

Transport Financial Corporation                                                      Delaware

Roadway Services (Canada), (1991) Ltd.                                               Canada

The Roadway Company (Europe), Inc.                                                   Delaware

Transportation Research, Inc.                                                        Delaware
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